EXHIBIT 10.2

THESE WARRANTS AND THE SECURITIES ACQUIRED UPON THE EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT AND SUCH LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

WARRANTS TO PURCHASE COMMON STOCK OF

AMERICAN TONERSERV CORP.

            This certifies that, for good and valuable consideration, American TonerServ Corp. a Delaware corporation (the "Company"), grants to Ronald L. Chez IRA (the "Warrantholder"), is the registered holder of 2,500,000 warrants, each warrant exercisable to purchase one share of the Company’s Common Stock (“Common Stock”) at an exercise price of $0.05 per share (the "Exercise Price") until January 14, 2015 (the "Exercise Period") (the "Warrants").

            The number of shares that may be purchased pursuant to the Warrants shall be adjusted upon the occurrence of any stock dividends, reverse stock splits or reorganizations of the Company.  No fractional shares will be issued upon exercise of the Warrants.

            1.         Exercise of Warrants.  The Warrants may be exercised by the Warrantholder by (i) the surrender of the Warrants to the Company, with a duly executed Exercise Form, during normal business hours on the first Monday of any month during the Exercise Period and (ii) the delivery of payment to the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check in lawful money of the United States of America, of the Exercise Price for the number of shares of Common Stock to which the Warrantholder is entitled upon exercise of the Warrants. The Company agrees that such Common Stock shall be deemed to be issued to the Warrantholder as the record holder of such Common Stock as of the close of business on the date on which the Warrants shall have been surrendered and payment made for the Common Stock as aforesaid.

            2.         Transfer of Warrants.  The Warrants may not be transferred or assigned in whole or in part without the prior written consent of the Company.

            3.         Compliance with Securities Laws.

                        3.1       The Warrantholder, by acceptance hereof, acknowledges that the Warrants and any Common Stock issued upon exercise hereof (the “Securities”) are being acquired solely for the Warrantholder’s own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of any Securities except under circumstances that will not result in a violation of the Act or any state securities laws.  Upon exercise of the Warrants, the Warrantholder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Common Stock so purchased is being acquired solely for the Warrantholder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                        3.2       The Warrants shall be stamped or otherwise imprinted with a legend in substantially the following form:

                        “THESE WARRANTS AND THE SECURITIES ACQUIRED UPON THE EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.”

            4.         Reservation of Stock.  The Company covenants and agrees that all shares of Common Stock which are issued upon the exercise of the Warrants will, upon issuance, be validly issued, fully-paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.  The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by the Warrants.

            5.         Exchange, Loss or Destruction of Warrant.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of the Warrants and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may require, and, in the case of such mutilation, upon surrender and cancellation of the Warrants, the Company will execute and deliver a new certificate for the Warrants of like tenor.  The term “Warrants” as used herein shall be deemed to include any Warrants issued in substitution or exchange for the Warrants.

            6.         Ownership of Warrants.  The Company may deem and treat the person in whose name the Warrants are registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

            7.           Certain Adjustments.  The number of shares of Common Stock purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment as follows:

                        (a)        Stock Dividends.  If at any time subsequent to the time at which the number of shares and Exercise Price are determined, but prior to the exercise of the Warrants  (i) the Company shall fix a record date for the issuance of any dividend payable in Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares of Common Stock to be delivered upon exercise of the Warrants will be increased so that the Warrantholder will be entitled to receive the number of shares of  Common Stock that such Warrantholder would have owned immediately following such action had the Warrants been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

                        (b)        Combination of Stock.  If at any time subsequent to the to the time at which the number of shares and Exercise Price are determined , but prior to the exercise of the Warrants, the number of shares of  Common Stock outstanding shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of the Warrants will be decreased so that the Warrantholder thereafter will be entitled to receive the number of  shares of Common Stock that such Warrantholder would have owned immediately following such action had the Warrants been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

                        (c)        Reorganization, etc.  If at any time subsequent to the to the time at which the number of shares and Exercise Price are determined, but prior to the exercise of this Warrant, any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person (collectively, a "Reorganization"), shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of the Warrants the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such Reorganization by a holder of the number of Common Stock that such Warrantholder would have been entitled to receive upon exercise of the Warrants had the Warrants been exercised immediately before such Reorganization subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7.

                        (d)        Fractional Stock.  No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of the Warrants. The portion of any exercise price received that represents a fraction of a share will be returned to the Warrantholder.

                        (e)        Carryover.  Notwithstanding any other provision of this Section 7, no adjustment shall be made to the number of shares of  Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 5% of the number of shares of Common Stock to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 5% or more of the number of shares of Common Stock to be so delivered.

                          (f)       Exercise Price Adjustment.       Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted as herein provided (except as to an adjustment resulting from prepayment of the Note), the Exercise Price payable upon the exercise of the Warrants shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Common Stock purchasable upon the exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Common Stock purchasable immediately thereafter.

                          (g)      No Duplicate Adjustments.       Notwithstanding anything else to the contrary contained herein, in no event will an adjustment be made under the provisions of this Section 7 to the number of shares of Common Stock issuable upon exercise of the Warrants or the Exercise Price for any event if an adjustment having substantially the same effect to the Warrantholder as any adjustment that otherwise would be made under the provisions of this Section 7 is made by the Company for any such event to the number of shares of Common Stock issuable upon exercise of the Warrants.

                        (i)         No Adjustment for Distributions.  Except as provided in Section 7, no adjustment in respect of any distributions shall be made during the term of the Warrant or upon the exercise of the Warrants.

                        (j)         Notice of Adjustment.  Whenever the number of shares of  Common Stock issuable upon exercise of the Warrants, or the Exercise Price of such Common Stock is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of shares of Common Stock and the Exercise Price of such Common Stock after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

            8.         No Stockholder Rights.  Prior to exercise of the Warrants, the Warrantholder shall not be entitled to any rights of a stockholder with respect to the Common Stock, including (without limitation) the right to vote such Common Stock, receive dividends or other distributions thereon, exercise preemptive rights or be notified of meetings or unit holders, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.  However, nothing in this Section 8 shall limit the right of the Warrantholder to be provided the Notices required under the Warrants.

            9.         Miscellaneous.

                        9.1       Entire Agreement.  This certificate constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

                        9.2       Binding Effects; Benefits.  The terms of this certificate shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, personal representatives, successors and assigns.  Nothing in this certificate, express or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, personal representatives, successors and assigns, any rights, remedies, obligations or liabilities under or by reason of the Warrants.

                        9.3       Amendments and Waivers.  The Warrants may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Warrantholder.

                        9.4       Section and Other Headings.  The section and other headings contained in this certificate are for reference purposes only and shall not be deemed to be a part of the Warrants or to affect the meaning or interpretation of the Warrants.

                        9.5       Further Assurances.  Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of the Warrants.

                        9.6       Notices.   Any notice or other communication between the parties hereto shall be in writing and shall be delivered personally, by United States mail or by telecopier and shall be deemed delivered upon receipt if sent by personal delivery, upon transmission accompanied by confirmation of transmission if sent by telecopier, and three (3) business days after deposit if sent by United States mail. Such notices or communications shall be sent to the following addresses:  (a) if to the Company, at 420 Aviation Boulevard, Suite 103, Santa Rosa, CA 95403, attn: CEO or at such other address or addresses as may have been furnished in writing by the Company to the Holder, (b) if to the Warrantholder, at the address set forth on his or her signature page to the Subscription Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

                        9.7       Construction; Severability.  The Warrants shall be construed and enforced in accordance with the internal laws of the State of California. If any provision of the Warrants is determined by any court of competent jurisdiction or arbitrator to be invalid, illegal, or unenforceable to any extent, that provision shall, if possible, be construed as though more narrowly drawn, if a narrower construction would avoid such invalidity, illegality, or unenforceability or, if that is not possible, such provision shall, to the extent of such invalidity, illegality, or unenforceability, be severed, and the remaining provisions of the Warrants shall remain in effect.

                        9.8       Attorney Fees. In the event that any dispute among any parties hereto should result in litigation or arbitration, the prevailing party in such dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys’ fees and expenses, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.  Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate allowed by law.  The prevailing party shall mean the party who is determined in the proceeding to have prevailed or who prevails by dismissal, default or otherwise and not necessarily the party in whose favor a judgment or other decision is rendered.

                        9.9       No Waiver.  No failure or delay on the part of any party hereto in exercising any right or remedy hereunder shall operate as a waiver thereof, unless such right or remedy is specifically waived in writing.  No such waiver shall be deemed to be a waiver of any other provision hereof or of any subsequent breach of the same of other provision.

                        9.10     Market Standoff.  By accepting the Warrants, the Warrantholder agrees not to exercise the Warrants or sell any Common Stock acquired upon exercise of the Warrants at a time when applicable laws, regulations or Company trading policies prohibit exercise or sale, including, without limitation, during any periods (typically during the period preceding the announcement of quarterly earnings or other material events) in which the Company closes the "trading window" for sales thereby prohibiting sales during such periods by Company officers, directors and others.

            In addition, if requested by the Company and an underwriter of the Common Stock (or other securities) of the Company, the Warrantholder shall not pledge, sell, offer to sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of any Common Stock of the Company, or any options or warrants to purchase any of the Common Stock of the Company or any securities convertible into or exchangeable for Common Stock of the Company, whether now owned or hereafter acquired, during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the "Securities Act"), otherwise than (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, or (ii) a transfer to any trust for the direct or indirect benefit of the Warrantholder or his or her immediate family provided that the trustee of the trust agrees to be bound by the restrictions set forth herein.

            IN WITNESS WHEREOF, the Company has caused this certificate to be executed by its duly authorized officer.

Dated:  April 6, 2010

                                                                        AMERICAN TONERSERV CORP.

                                                                      By: /s/ Chuck Mache

                                                                             Chuck Mache, President

EXERCISE FORM

                                            (To be executed upon exercise of the Warrants)

            The undersigned hereby irrevocably elects to exercise the right, represented by the attached certificate for Warrants, to purchase ____________ shares of the Common Stock of American TonerServ Corp. (“Common Stock”) issuable upon exercise of the Warrants,  and herewith tenders a check in the amount $________________ in full payment of the Exercise Price therefor.

            In exercising the Warrants, the undersigned hereby confirms and acknowledges that the Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:  _____________.

                                                                        __________________________________

                                                                        (Signature must conform in all respects to name of Holder as specified on the face of the Note)

                                                                        __________________________________

                                                                        __________________________________

                                                                                              (Address)

                                                                        __________________________________

                                                                           (Tax ID or Social Security Number)